Exhibit 21.1

LIST OF SUBSIDIARIES OF TEXAS ROADHOUSE, INC.
As of March 29, 2005

I.    SUBSIDIARIES WHOLLY-OWNED BY TEXAS ROADHOUSE, INC.

Name of Entity	Form of Entity
Texas Roadhouse Development Corporation	Kentucky corporation
Texas Roadhouse Management Corp.	Kentucky corporation
Aspen Steaks Exchange Subsidiary Inc.	Kentucky corporation
Texas Roadhouse of Gainesville, Inc.	Kentucky corporation
Texas Roadhouse Property Holdings LLC	Kentucky limited liability company
Texas Roadhouse of Texas, LLC	Kentucky limited liability company

II.    SUBSIDIARIES WHOLLY-OWNED BY TEXAS ROADHOUSE OF TEXAS, LLC AND TEXAS ROADHOUSE HOLDINGS LLC

Name of Entity	Form of Entity
Longview Roadhouse II, Ltd.	Kentucky limited partnership
Texas Roadhouse of Abilene, Ltd.	Kentucky limited partnership
Texas Roadhouse of Amarillo, Ltd.	Kentucky limited partnership
Texas Roadhouse of Bedford, Ltd.	Kentucky limited partnership
Texas Roadhouse of College Stations, Ltd.	Kentucky limited partnership
Texas Roadhouse of Conroe, Ltd.	Kentucky limited partnership
Texas Roadhouse of Corpus Christi, Ltd.	Kentucky limited partnership
Texas Roadhouse of Denton, Ltd.	Kentucky limited partnership
Texas Roadhouse of El Paso, Ltd.	Kentucky limited partnership
Texas Roadhouse of Fort Worth, Ltd.	Kentucky limited partnership
Texas Roadhouse of Friendswood, Ltd.	Kentucky limited partnership
Texas Roadhouse of Grand Prairie, Ltd.	Kentucky limited partnership
Texas Roadhouse of Houston, Ltd.	Kentucky limited partnership
Texas Roadhouse of Killeen, Ltd.	Kentucky limited partnership
Texas Roadhouse of Live Oak, Ltd.	Kentucky limited partnership
Texas Roadhouse of Lubbock, Ltd.	Kentucky limited partnership
Texas Roadhouse of McAllen, Ltd.	Kentucky limited partnership
Texas Roadhouse of Mesquite, Ltd.	Kentucky limited partnership
Texas Roadhouse of Odessa, Ltd.	Kentucky limited partnership
Texas Roadhouse of Pasadena, Ltd.	Kentucky limited partnership
Texas Roadhouse of San Antonio, Ltd.	Kentucky limited partnership
Texas Roadhouse of Texarkana, Ltd.	Kentucky limited partnership
Texas Roadhouse of Tyler, Ltd.	Kentucky limited partnership
Texas Roadhouse of Victoria, Ltd.	Kentucky limited partnership
Texas Roadhouse of Waco, Ltd.	Kentucky limited partnership
Texas Roadhouse of Wichita Falls, Ltd.	Kentucky limited partnership

III.    SUBSIDIARIES WHOLLY-OWNED BY TEXAS ROADHOUSE PROPERTY HOLDINGS LLC

Name of Entity	Form of Entity
Texas Roadhouse of Boise, LLC	Kentucky limited liability company
Texas Roadhouse of Cedar Falls, LLC	Kentucky limited liability company
Texas Roadhouse of Cheyenne, LLC	Kentucky limited liability company
Texas Roadhouse of Decatur, LLC	Kentucky limited liability company
Texas Roadhouse of Dixie Highway, LLC	Kentucky limited liability company
Texas Roadhouse of East Peoria, LLC	Kentucky limited liability company
Texas Roadhouse of Elkhart, LLC	Kentucky limited liability company
Texas Roadhouse of Elyria, LLC	Kentucky limited liability company
Texas Roadhouse of Fort Wayne, LLC	Kentucky limited liability company
Texas Roadhouse of Grand Junction, LLC	Kentucky limited liability company
Texas Roadhouse of Lancaster, LLC	Kentucky limited liability company
Texas Roadhouse of Lansing, LLC	Kentucky limited liability company
Texas Roadhouse of Lynchburg, LLC	Kentucky limited liability company
Texas Roadhouse of New Philadelphia, LLC	Kentucky limited liability company
Texas Roadhouse of Richmond, LLC	Kentucky limited liability company
Texas Roadhouse of Roseville, LLC	Kentucky limited liability company

IV.    OTHER INDIRECT WHOLLY-OWNED SUBSIDIARIES

Name of Entity	Form of Entity
Aspen Steaks, Ltd. (1)	Kentucky corporation
Texas Roadhouse Delaware, LLC (2)	Kentucky limited liability company
Texas Roadhouse Louisville I LLC (2)	Kentucky limited liability company
(1)
Wholly-owned by Aspen Steaks Exchange Subsidiary Inc.
(2)
Wholly-owned by Texas Roadhouse Holdings LLC

V.    PARTIALLY-OWNED SUBSIDIARIES

Name of Entity	Form of Entity
Texas Roadhouse Holdings LLC (1)	Kentucky limited liability company
Texas Roadhouse of Austin, Ltd. (2)	Kentucky limited partnership
Texas Roadhouse of Jacksonville, NC, LLC (3)	Kentucky limited liability company
Texas Roadhouse of Parker, LLC (3)	Kentucky limited liability company
(1)
Common Shares held by Texas Roadhouse, Inc. and Preferred Shares held by former holders of Common Shares of Texas Roadhouse Holdings LLC
(2)
Ownership Interests held by Texas Roadhouse of Texas, LLC and Texas Roadhouse Holdings LLC
(3)
Ownership Interests held by Texas Roadhouse Holdings LLC